UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2013

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

State or Other Jurisdiction of Incorporation)

000-50884	94-3120386
(Commission File Number)	(IRS Employer Identification No.)
4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

____________________________________________________________________________________________________________

(Registrant's Telephone Number, Including Area Code)

______________________________________________________________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 5, 2013, the shareholders of Stereotaxis, Inc. (the "Company"), approved an amendment to the Stereotaxis, Inc. 2012 Stock Incentive Plan ("Plan"), which was previously approved and adopted by the Compensation Committee of the Board of Directors of the Company on April 17, 2013. The amendment increased the number of shares authorized for issuance under the Plan by one million shares.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 5, 2013, the Company held its Annual Meeting of Shareholders. Shareholders were asked to consider and act upon:

  The election of two directors as Class III Directors to serve until the Company's 2016 Annual Meeting;
  A proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2013;
  A proposal to approve, by non-binding vote, executive compensation;
  A proposal to approve an amendment to the Stereotaxis, Inc. 2012 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by one million shares; and
  A proposal to approve a decrease in the authorized number of shares of our common stock from 300,000,000 to 50,000,000.

The votes for, withheld, against, abstentions, and broker non-votes, where applicable, for each matter are set out below.

  Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Fred A. Middleton	3,439,922	172,741	0	2,438,900
William C. Mills III	3,511,166	101,497	0	2,438,900

  Proposal regarding ratification of appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2013:

Number of Votes For:	5,832,330
Number of Votes Against:	193,353
Number of Votes Abstain:	25,880
Number of Non-Votes:	0

  Proposal to approve, by non-binding vote, executive compensation:

Number of Votes For:	3,417,548
Number of Votes Against:	164,408
Number of Votes Abstain:	30,707
Number of Non-Votes:	2,438,900

  Proposal to approve an amendment to the Stereotaxis, Inc. 2012 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by one million shares:

Number of Votes For:	3,224,854
Number of Votes Against:	347,300
Number of Votes Abstain:	40,509
Number of Non-Votes:	2,438,900

  A proposal to approve a decrease in the authorized number of shares of our common stock from 300,000,000 to 50,000,000:

Number of Votes For:	3,471,145
Number of Votes Against:	114,004
Number of Votes Abstain:	27,514
Number of Non-Votes:	2,438,900

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: June 10, 2013	By:	/s/ Karen Witte Duros
	Name:	Karen Witte Duros